June 28, 2013

Supplement

SUPPLEMENT DATED JUNE 28, 2013 TO THE PROSPECTUS OF
MORGAN STANLEY LIMITED DURATION U.S. GOVERNMENT TRUST
Dated May 14, 2013

Effective July 1, 2013, the Board of Trustees of Morgan Stanley Limited Duration U.S. Government Trust (the "Fund") has approved changing the transfer agent of the Fund from Morgan Stanley Services Company Inc. to Boston Financial Data Services, Inc.

As a result, effective July 1, 2013, all references in the Fund's Prospectus to Morgan Stanley Services Company Inc., as transfer agent, are hereby deleted and replaced with Boston Financial Data Services, Inc.

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The third sentence of the second paragraph of the section of the Fund's Prospectus entitled "Shareholder Information—How to Exchange Shares—Permissible Fund Exchanges" is hereby deleted in its entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LDTSPT3-0613